                                                                      Exhibit 24



                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

       The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity and debt securities of the Company, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

       Executed this 18th day of March, 2002.


                                                     /s/ Michael F. Mee
                                                     ---------------------------
                                                     Michael F. Mee

                                FERRO CORPORATION

                                Power of Attorney
                                -----------------

       The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity and debt securities of the Company, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 13 day of March, 2002.


                                                     /s/ Padmasree Warrior
                                                     ---------------------------
                                                     Padmasree Warrior